UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 15, 2008

FIRST MARINER BANCORP
(Exact name of Registrant as specified in Charter)

Maryland	000-21815	52-1834860
(State or other Jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		No.)

1501 S. Clinton Street, Baltimore, MD 21224
(Address of Principal Executive Offices/Zip Code)

Registrant's telephone number, including area code: (410) 342-2600

Not Applicable
(Former name or former address of Registrant, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensation Arrangements of Certain Officers

On July 15, 2008, the Board of Directors of First Mariner Bancorp (the “Company”) approved certain recommendations of the Company’s Compensation Committee, which also met on July 15, 2008. The following recommendations were approved:

Change in Base Salary of Named Executive Officers

The Board approved decreases in the base salaries of the following named executive officers, effective August 1, 2008:

Executives	Salary	Percent Reduction	Amount of Reduction	New Salary

Edwin F. Hale, Sr.	$580,000	10%	$58,000	$522,000
Joseph Cicero	$285,000	10%	$28,500	$256,500
George Mantakos	$275,000	10%	$27,500	$247,500
Mark Keidel	$215,000	10%	$21,500	$193,500

Reduction in Board Fees.

The Board also approved the following decreases to compensation paid to directors for regular Board and Board committee meetings, effective July 21, 2008.

Directors will receive $1,000 (previously $1,500) for each Board meeting attended, $1,000 (previously $1,500) for each committee meeting attended, $500 (previously $750) for each board meeting of the Company’s subsidiary, Mariner Finance, LLC attended, and $250 (previously $350) for each meeting of First Mariner Bank’s Loan Committee attended. The members of the Audit Committee will receive $2,000 (previously $2,500) for each Audit Committee attended. A copy of the Board Policy for compensation paid to non-employee directors is filed as Exhibit 10.1

Item 2.02 Results of Operations and Financial Condition

On July 16, 2008, First Mariner Bancorp (the “Registrant”) issued a press release reporting its financial results for the second quarter ended June 30, 2008. A copy of this press release is being furnished as Exhibit 99.1 and is incorporated by reference into Item 2.02.

The information contained in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

10.1	Description of Board Fees (filed herewith)
99.1	Press release dated July 16, 2008 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MARINER BANCORP

Date: July 18, 2008	By:	/s/ Joseph A. Cicero
Joseph A. Cicero
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No	Description

10.1	Description of Board Fees (filed herewith)
99.1	Press release dated July 16, 2008 (furnished herewith)